UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): September 5, 2008
Quanta Capital Holdings Ltd.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 000-50885

Bermuda	N/A
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation or	Identification No.)
Organization)
22 Church Street,
Penthouse
Hamilton HM 11
Bermuda
(Address of Principal Executive Offices, Including Zip Code)
441-294-6350
(Registrant’s Telephone Number, Including Area Code)
(Former name or former address, if changed since last report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Signatures

Item 7.01	Regulation FD Disclosure
On September 5, 2008, the Indiana Department of Insurance approved the amalgamation (the “Amalgamation”) of Quanta Capital Holdings Ltd. (the “Company”) and Catalina Alpha Ltd. (“Amalgamation Sub”), a Bermuda company and wholly-owned subsidiary of Catalina Holdings (Bermuda) Ltd (“Parent”). The Bermuda Monetary Authority, the Irish Financial Regulator and the Colorado Division of Insurance have previously approved the Amalgamation. The Company believes that no other regulatory approvals of the Amalgamation are required under the Agreement and Plan of Amalgamation, dated May 29, 2008, among the Company, Parent and Amalgamation Sub (the “Amalgamation Agreement”), which was filed with the SEC as Exhibit 2.1 to the Company’s Current Report on Form 8-K on May 30, 2008.
The Amalgamation remains subject to the approval of the shareholders of the Company and other closing conditions contained in the Amalgamation Agreement. The Company’s shareholders are scheduled to vote on the Amalgamation at a special general meeting to be held on September 30, 2008. The Amalgamation is anticipated to close in the fourth quarter of 2008. There can be no assurances, however, that all of the closing conditions will be satisfied and that the Amalgamation will be completed.
The information furnished in this Item 7.01 shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 8.01	Other Events
Additional information and where to find it
The Company filed with the SEC a definitive proxy statement regarding the Amalgamation on August 15, 2008. The proxy statement has been sent or given to the shareholders of the Company. Before making any voting or investment decision with respect to the Amalgamation, shareholders of the Company are urged to read the proxy statement, including its appendices, because they contain important information about the Amalgamation. The proxy statement and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. The proxy statement and such other documents may also be obtained for free by going to the Company’s Investor Information page on the Company’s corporate website at www.quantaholdings.com or by directing such request to the Company at 22 Church Street, Hamilton, Bermuda HM 11 — Attention Karen Barnett: Telephone: 1-441-294-6350.
The Company and its directors, executive officers, other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Amalgamation. Information concerning the Company’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on March 14, 2008 and its Annual Report on Form 10-K/A filed with the SEC on April 29, 2008. Other information regarding the participants in the proxy solicitation, and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement and other relevant materials filed with the SEC.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTA CAPITAL HOLDINGS LTD.
Date: September 8, 2008	By:	/s/ Jonathan J.R. Dodd
		Name:	Jonathan J.R. Dodd
		Title:	Chief Financial Officer